DRONE
Aviation Corp

August 2014

# Forward Looking Statement

Certain information and statements in this presentation constitute forward-looking statements that involve a number of risks and uncertainties. Statements with words such as forecast, project, intend, expect, should, would, could, may, will, anticipates, believes, plans and other similar expressions and all statements which are not historical facts are considered forward-looking statements or information. These forward-looking statements involve and are subject to important known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict, any of which could cause the Company to not achieve some or all of its goals or the Company's previously reported actual results and performance (finance or operating) to change or differ from future results, performance (financing and operating) or achievements, including those expressed or implied by such forward-looking statements.

For additional information with respect to risks and other factors which could cause results and outcomes to differ materially from those contained in these forward-looking statements, see the Company's Annual Report on Form 10-K, the Quarterly Reports on Form 10-Q and the other securities filings of the Company with the SEC. The Company assumes no, and hereby disclaims any, intention or obligation to update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise.

DRONE Aviation Corp

# Stock Basics

| Ticker: DRNE (OTCQB MKT) | |
|---|---|
| Stock Price as of Aug. 14: | $0.67 |
| 52 Week Range: | $0.60 - $1.09 |
| Fiscal Year End: | December 31 |
| Common Shares Outstanding: | 17.7 M |
| Float: | 2.7 M |
| Avg. Volume | 15,758 |
| Market Cap: | $11.5 M |

DRONE Aviation Corp

# Company Overview

- Drone Aviation Holding Corp. (DAHC) provides critical aerial and land based surveillance and communications solutions to government and commercial customers.
- Our Drone systems utilize proprietary technologies and processes that fulfill critical requirements by the military and law enforcement.
- DAHC owns and operates Florida-based Drone Aviation Corp. (DAC), a developer and supplier of unique and specialized aerial solutions to the U.S. Government, State municipalities and commercial entities.
- DAC has developed a sales pipeline with the U.S. Dept. of Defense, NASA, Bureau of Land Management, Dept. of Agriculture, State DOT's and municipal agencies.

DRONE Aviation Corp

# Value Proposition

As one of the only primarily pure-play publicly-traded drone companies, **DRONE AVIATION HOLDING CORP.** represents a unique opportunity for investors to participate in the near-term exponential growth of the drone market. Our technology has gained significant traction in the marketplace and we have established a sales pipeline with the U.S. military, law enforcement, State DOT's and municipal agencies.



DRONE
Aviation Corp

# Core Markets

## Governmental

***Usage:*** Intelligence, Reconnaissance and Surveillance (ISR), Communications

***Potential Customer:*** International, Federal, State and local governments; US and foreign government agencies: DoD, DEA, Homeland Security, Customs, FEMA

## Commercial/Civilian

***Usage:*** Communications and Real-Time Monitoring/Security

***Potential Customer:*** Large facility/sports venue operators, power utilities, oil & gas production, agriculture

DRONE Aviation Corp

# Customer Applications

## Governmental:

- In-theater communications
- Border monitoring
- Drug/law enforcement
- Natural disaster infrastructure

## Commercial/Civilian:

- ISR platform (security for gatherings)
- Oil and gas pipeline monitoring
- Power grid infrastructure management
- Infrastructure evaluation and monitoring
- Local vegetation production facility monitoring
- Oil exploration

# Global Drone Market


BI INTELLIGENCE
Billions Of U.S. Dollars
$12
$10
$8
$6
$4
$2
$0
2013
2014E
2015E
2016E
2017E
2018E
2019E
2020E
2021E
2022E
2023E
Civilian
Defense
Sources: Teal Group, Michael Toscano, BI Intelligence Estimates

# Growing Market For Drone Technology

- Leading analysts project an estimated $98 billion to be spent on drones globally over the next 10 years.

- Analysts estimate that 12% of the estimated $98 billion in cumulative global spending on drones over the next decade will be for commercial purposes.

- According to analysts, privacy and safety concerns still pose the risk of chilling commercial drone flights in many markets.

# Press Coverage

**U.S. ARMY**

U.S. ARMY EVALUATING LTAS AEROSTAT SYSTEM AT NIE 14.1

**WSJ**

LTAS RECEIVES ORDER FOR AEROSTAT SYSTEMS TO SUPPORT THE U.S. ARMY RAPID EQUIPPING FORCE

**INSIDE DEFENSE**

JIEDDO TESTING BLIMP IN A BOX IN EXERCISES WITH SOLDIERS AT FORT POLK

**DISCOVERY**

MILITARY TURNS TO BLIMP IN A BOX FOR SURVEILLANCE

**FOX**

MILITARY TURNS TO BLIMP IN A BOX FOR SURVEILLANCE

**DEFENSE DAILY**

ARMY EXAMINING 'BLIMP IN A BOX' MOBILE, TACTICAL SURVEILLANCE SYSTEM

**COLUMBUS DISPATCH**

OHIO BUYS 'BLIMP IN A BOX' FOR SURVEILLANCE

**JACKSONVILLE BIZ JOURNAL**

DOD ORDERS DRONES, PARTS FROM PARENT CO. OF LOCAL BUSINESS

# Drone Aviation Corp.

*A wholly owned subsidiary of Drone Aviation Holding Corp.*

- DAC is a trusted supplier of aerial surveillance and communication systems to various branches of the Department of Defense as well as State and local civilian and commercial entities.

- DAC is producing advanced, complete, turn-key tethered surveillance systems based on proprietary technology.

- DAC has delivered various tethered aerostat systems to the Department of Defense.



DRONE Aviation Corp

# Drone Aviation Corp.

*A wholly owned subsidiary of Drone Aviation Holding Corp.*

*U.S. Government Customers*

- U.S. Army Rapid Equipping Force
- U.S. Army Space & Missile Defense Command Battle Labs
- Joint Improvised Explosive Device Defeat Organization
- Ohio Department of Transportation



DRONE
Aviation Corp

# Competitive Advantages

- Our tethered systems are SAFE and LEGAL to operate under current FAA guidelines.
- Our tethered systems offer unsurpassed flight duration.
- Our tethered systems carry military-grade surveillance equipment providing unmatched capabilities.
- Most smaller, free flying drones fly with batteries for less than an hour duration and with a simple, tiny GoPro-style hobby camera.



DRONE Aviation Corp

# "Free Flying" Drones Present Serious Public Safety Issues"

THE WALL STREET JOURNAL.

BUSINESS

**FAA: U.S. Airliner Nearly Collided With Drone in March**

Incident Appears to be First Case of a Big U.S. Airliner Nearly Colliding With an Airborne Drone


BREAKING NEWS
U.S. AIRLINER NEARLY COLLIDES WITH DRONE
TWITTER #SitRoom
LIVE
CNN

NEW YORK POST

**2 drones in near-miss with NYPD chopper**

# Tethered Drone Systems

*BOLT, SPARK and WATT Product Line*

- The DAC tethered drone offerings include the BOLT, SPARK and the smaller WATT product line – all systems are safe and controllable and can provide extended flight time utilizing ground source power.
- Our tethered drone systems are designed to be in complete compliance with FAA regulations and can be utilized in the U.S. as a safe alternative to free flying, unmanned drones.
- DAC tethered drone systems can also operate as a safe, low cost alternative to manned helicopters and small manned aircraft.
- DAC tethered drone systems provide immediate aerial surveillance and communications solutions for various applications ranging from disaster relief to daily highway monitoring and police support.



DRONE Aviation Corp

# Blimp in a Box - Military

- The Blimp in a Box® (BiB) tethered aerostat system has been selected for use by various DoD agencies due to its unique, compact design and turn-key feature set.

- The initial ISR BiB systems purchased by the Army are undergoing troop training and rotational exercises at Fort Polk, LA.

- Similar to the BiB system, the Company's WASP is owned by the U.S. Army Space and Missile Defense Command (SMDC) and is currently used to provide and extend secure communications for up to 20km in areas where no communications exist.



DRONE Aviation Corp

# Blimp in a Box - Commercial

- The commercial versions of DAC's BiB system are currently in use by various State and local police and Departments of Transportation.

- The commercial BiB system can be operated by a two-man crew and can be launched within 15 minutes in order to provide instant support in emergency scenarios.

- BiB systems can: provide security for sporting events, be launched after a hurricane to provide cellular or two-way communications, or be flown over a disaster site to provide immediate live footage to locate victims.



DRONE Aviation Corp

# Company Growth Plan

*FUTURE*

- Launch the Tethered Drone product line through recently secured large Government distributor - ADS Inc.
- Expand the military Blimp in a Box® product line through additional contracts with the Army and other Government agencies, and the commercial version by targeting additional Depts. of Transportation and other State and local municipalities.
- Pursue procurements from new and existing customers for both our Tethered Drones and our Blimp in a Box offerings.
- Expand domestic and initiate international sales efforts through partnerships with distributors and VARs.
- Broaden our product offerings through continued U.S.-based R&D.
- Identify additional potential acquisition opportunities in the drone market space.
- Expand intellectual property portfolio in tethered drone technology.
- Target move to NASDAQ or AMEX stock exchange.

DRONE Aviation Corp

# Management Team

***Chairman of the Board***
*Major General (US Ret.) Wayne P. Jackson*, formerly Director of Counter Intelligence and Security, HQ Department of the Army.

***Director, CEO and President***
*Ms. Felicia Hess*, formerly President of LTAS and Vice President in financial services marketing and membership services at Cendant Corp.

***Chief Financial Officer***
*Ms. Kendall W. Carpenter*, CPA, CGMA, CMA, over 10 years experience as top financial officer.

***Chief Operating Officer***
*Mr. Dan Erdberg*, extensive experience in LTA UAS systems, currently involved in overseeing various aspects of product placement and development including identifying and working with defense and commercial customers.

***Director of Engineering***
*Mr. Kevin Hess*, extensive background in software development and in engineering unmanned aerial vehicles.

# Investment Highlights

- Drone market is projected to produce an estimated $98 Billion in revenue over the next 10 years.
- DAC growing pipeline with U.S. military, law enforcement, State agencies and city municipalities for monitoring, training and operational exercises.
- DAC's products have a strong competitive advantage as the tethered drone systems are designed not to require FAA approval and the Blimp in a Box systems meet current FAA regulations.
- Tethered systems provide an effective and affordable alternative to competitors' offerings.
- Expanding sales and distribution relationships.
- Strong management team with long-standing industry relationships and public market experience.

DRONE Aviation Corp

# Value Proposition

As one of the only primarily pure-play publicly-traded drone companies, **DRONE AVIATION HOLDING CORP.** represents a unique opportunity for investors to participate in the near-term exponential growth of the drone market. Our technology has gained significant traction in the marketplace and we have established a sales pipeline with the U.S. military, law enforcement, State DOT's and municipal agencies.

# Contact Us

## Drone Aviation Holding Corp.

Mr. Daniyel Erdberg

11653 Central Parkway, #209

Jacksonville, FL 32224

Phone: (904) 245-1788

Email: info@droneaviationcorp.com

## Investor Relations

Mr. Chris Camarra

Phone: (914) 330-5379

Email: ccamarra@droneaviationcorp.com